Exhibit 10.1

AMENDMENT NO. 2

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (the “Second Amendment”) is dated as of December 21, 2020 (the “Second Amendment Date”) and is entered into by and among X4 PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and each of its Qualified Subsidiaries, including without limitation X4 THERAPEUTICS, INC. (“Therapeutics”) (hereinafter collectively referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties hereto (collectively, referred to as “Lender”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent for itself and the Lender (in such capacity, the “Agent”). Capitalized terms used herein without definition shall have the same meanings given them in the Agreement (as defined below).

RECITALS

A.    Borrower, Agent and Lender have entered into that certain Amended and Restated Loan and Security Agreement dated as of June 27, 2019 (as may be amended, restated, or otherwise modified, the “Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money.

B.    Borrower has requested and Agent and Lender have agreed to modify certain provisions of the Agreement, subject to the terms and conditions set forth herein.

C.    Borrower, Agent and Lender have agreed to amend the Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.    AMENDMENTS.

1.1    Definitions.

(a)    New Definition. The following definition is hereby inserted alphabetically into Section 1.1 of the Agreement”

“All Source Cash Proceeds” means unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction) net Cash proceeds raised from one or more bona fide equity financings (which, for the avoidance of doubt, shall include cash warrant exercises), Subordinated Indebtedness and/or upfront proceeds from strategic partnerships and/or new business development transactions permitted under this Agreement, in each case, after the Second Amendment Date and subject to verification by Agent (including supporting documentation reasonably requested by Agent), but excluding any Cash proceeds from the Loan.

“End of Term Charge III” has the meaning given to it in Section 2.6(c).

“Initial Test Date” means the earlier of (i) the date WHIM Trial Interruption occurs, or (ii) January 1, 2022, provided however, if Borrower has raised at least $50,000,000 of in All Source Cash Proceeds on or before December 31, 2021, then such date shall be extended to April 1, 2022, and provided further that if Borrower has raised at least $80,000,000 of in All Source Cash Proceeds on or before March 31, 2022, then such date shall be extended to September 1, 2022.

“Second Amendment Date” means December 21, 2020.

“Security Corporation Investment Conditions” means that the Company or Borrower maintains unrestricted Cash in an account or accounts of the Company or Borrower subject to an Account Control Agreement, in an aggregate amount greater than or equal to the lesser of (i) 110% of the aggregate principal amount of Term Loan Advances outstanding under this Agreement and (ii) 100% of the Company and its consolidated Subsidiaries’ unrestricted Cash reserves, unless compliance with the foregoing conditions is waived in writing from time to time by Agent with respect to specified periods, in Agent’s sole discretion.

“Security Corporation Subsidiary” means X4 Pharmaceuticals Securities Corporation, a wholly-owned Subsidiary incorporated in the Commonwealth of Massachusetts or the State of Delaware for the purpose of holding Investments as a Massachusetts security corporation under 830 CMR 63.38B.1 of the Massachusetts tax code and applicable regulations (as the same may be amended, modified or replaced from time to time).

“WHIM Trial Interruption” means the discontinuation or interruption of the Phase 3 clinical trial of X4P-001 in patients with WHIM (NCT03995108), for a period that materially and adversely affects the planned timing of the release of trial’s top-line results, due to safety or futility concern.

(b)    Amended Definitions. The following definitions in Section 1.1 (or, to the extent applicable, the Recitals) of the Agreement are hereby amended and restated in their entirety as follows:

“Amortization Date” means February 1, 2023.

“End of Term Charge” has the meaning given to it in Section 2.6(c).

“Performance Milestone I” means satisfaction of each of the following events: (a) no default or Event of Default shall have occurred and be continuing; (b) Borrower shall be actively conducting or preparing to initiate at least one other clinical trial under a Borrower-sponsored IND besides the Phase 3 WHIM clinical trial; and (c) at the time Borrower requests the Tranche 2 Term Loan Advance, Borrower shall have unrestricted cash in an amount of at least (i) 9 multiplied by the current RML, or (ii) 6 multiplied by the current RML if Borrower’s Market Capitalization is at least $250,000,000 for the 20 trading days immediately prior to the funding of the Tranche 2 Term Loan Advance.

“Term Loan Maturity Date” means July 1, 2024.

1.2    Amendments.

(a)    Section 2.2(a)(ii) of the Agreement is hereby amended and restated in its entirety as follows:

2.2(a)(ii) Tranche 2 Term Loan Advance.

(a)    Subject to the terms and conditions of this Agreement and Borrower’s prior achievement of Performance Milestone I, the Lenders will severally (and not jointly) make in an amount not to exceed their respective Term Commitments, and Borrower agrees to draw a Term Loan Advance in the amount of $7,500,000 (the “Tranche 2 Term Loan Advance”) on the Second Amendment Date.

(b)    Section 2.6 of the Agreement is hereby amended and restated in its entirety as follows:

2.6 End of Term Charges.

(a)    On the earliest to occur of (i) January 1, 2022, (ii) the date that Borrower prepays the outstanding Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) in full, or (iii) the date that the Secured Obligations become due and payable, Borrower shall pay Lender a charge of $795,000 in connection with the Original Term Loans (“End of Term Charge I”). Notwithstanding the required payment date of the End of Term Charge I, it shall be deemed earned by Lender as of October 19, 2018.

(b)    On the earliest to occur of (i) July 1, 2023, (ii) the date that Borrower prepays the outstanding Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) in full, or (iii) the date that the Secured Obligations become due and payable, Borrower shall pay Lender a charge in the amount of 4.0% of the aggregate Term Loan Advances drawn hereunder (“End of Term Charge II”). Notwithstanding the required payment date of the End of Term Charge II, the applicable pro rata portion of the End of Term Charge II shall be deemed earned by Lender as of each date a Term Loan Advance is made.

(c)    On the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays the outstanding Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) in full, or (iii) the date that the Secured Obligations become due and payable, Borrower shall pay Lender a charge in the amount of $763,750 (“End of Term Charge III,” and together with “End of Term Charge I” and “End of Term Charge II”, collectively, the “End of Term Charge”). Notwithstanding the required payment date of the End of Term Charge III, the End of Term Charge III shall be deemed earned by Lender as of the Second Amendment Date.

(c)    Section 7.22 of the Agreement is hereby amended and restated in its entirety as follows:

7.22    Minimum Cash. Effective immediately upon the Initial Test Date, Borrower at all times thereafter shall maintain unrestricted Cash in an account or accounts of Borrower subject to an Account Control Agreement, in an aggregate amount greater than or equal to the greater of (i) $30,000,000 or (ii) 6 multiplied by the current RML (as determined as of the last reporting under Section 7.1); provided, however, that from and after Borrower’s achievement of Performance Milestone III, Borrower at all times thereafter shall maintain unrestricted Cash in an account or accounts of Borrower subject to an Account Control Agreement, in an aggregate amount greater than or equal to the greater of (x) $20,000,000, or (y) 3 multiplied by the current RML (as determined as of the last reporting under Section 7.1); and provided further, that from and after the date the FDA approves the NDA for X4P-001 for the treatment of WHIM Syndrome, any requirement for Borrower to maintain minimum Cash pursuant to this Section 7.22 shall be extinguished.

(d)    A new Section 7.24 of the Agreement is hereby inserted immediately after Section 7.23, as follows:

7.24    Security Corporation Investment Conditions. At any time that the Security Corporation Subsidiary has any assets or liabilities, Borrower shall satisfy the Security Corporation Investment Conditions at all times; provided, however, that Borrower shall not be required to satisfy the Security Corporation Investment Conditions at any time during which Borrower is required to maintain minimum Cash pursuant to Section 7.22.

(e)    Section 9.2 of the Agreement is hereby amended and restated in its entirety as follows:

9.2    Covenants. Borrower breaches or defaults in the performance of any covenant or Secured Obligation under this Agreement, or any of the other Loan Documents or any other agreement among Borrower, Agent and Lender, and (a) with respect to a default under any covenant under this Agreement (other than under Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.14, 7.15, 7.17, 7.18, 7.19, 7.20, 7.22 and 7.24) any other Loan Document or any other agreement among Borrower, Agent and Lender, such default continues for more than ten (10) Business Days after the earlier of the date on which (i) Agent or Lender has given notice of such default to Borrower and (ii) Borrower has actual knowledge of such default or (b) with respect to a default under any of Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.14, 7.15, 7.17, 7.18, 7.19, 7.20, 7.22 and 7.24, the occurrence of such default; or

1.3    Exhibits and Schedules. The exhibits and schedules previously provided to or by Agent and Lender as of the Closing Date are hereby updated and amended, if applicable, as of the Second Amendment Date by the exhibits and schedules attached to this Second Amendment.

2.    BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

2.1    Immediately upon giving effect to this Second Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Agent.

2.2    Borrower has the corporate power and authority to execute and deliver this Second Amendment and to perform its obligations under the Agreement, as amended by this Second Amendment.

2.3    The certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Agent and Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

2.4    The execution and delivery by Borrower of this Second Amendment and the performance by Borrower of its obligations under the Agreement, as amended by this Second Amendment, have been duly authorized by all necessary corporate action on the part of Borrower.

2.5    This Second Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

2.6    As of the date hereof, it has no defenses against the obligations to pay any amounts under the Secured Obligations. Borrower acknowledges that Agent and Lender have acted in good faith and have conducted in a commercially reasonable manner their relationships with Borrower in connection with this Second Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Agent and Lender are entering into this Second Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.    LIMITATION. The amendments set forth in this Second Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Agent or Lender may now have or may have in the future under or in connection with the Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Agreement shall continue in full force and effect.

4.    EFFECTIVENESS. This Second Amendment shall become effective upon the satisfaction of all the following conditions:

4.1    Amendment. Borrower, Agent and Lender shall have duly executed and delivered this Second Amendment to Agent.

4.2    Secretary’s Certificate. Borrower shall have delivered to Agent a secretary’s certificate, together with a certified copy of resolutions of the Borrower’s Board of Directors evidencing approval of the Second Amendment.

4.3    Payment of Agent and Lender Expenses. Borrower shall have paid all of Agent’s and Lender’s fees and expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the Second Amendment Date, in each case to the extent invoiced on or prior to the Second Amendment Date.

5.    RELEASE. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lender and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time immediately prior to the effectiveness of this Amendment under the Agreement or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. Borrower hereby waives the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

6.    COUNTERPARTS. This Second Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Second Amendment. This Second Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.

7.    INCORPORATION BY REFERENCE. The provisions of Section 11 of the Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

8.    LOAN DOCUMENTS. This Second Amendment shall constitute a Loan Document.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have duly authorized and caused this Second Amendment to be executed as of the date first written above.

BORROWER:
X4 PHARMACEUTICALS, INC.		X4 THERAPEUTICS, INC.

Signature:	/s/ Adam Mostafa	Signature:	/s/ Adam Mostafa

Print Name:	Adam Mostafa	Print Name:	Adam Mostafa

Title:	CFO	Title:	CFO

Accepted in Palo Alto, California:

AGENT:		LENDER:

HERCULES CAPITAL, INC.		HERCULES CAPITAL, INC.

Signature:	/s/ Jennifer Choe
	Jennifer Choe, Associate	Signature:	/s/ Jennifer Choe
	General Counsel		Jennifer Choe, Associate General Counsel

HERCULES CAPITAL FUNDING TRUST 2018-1

		Signature:	/s/ Jennifer Choe
Jennifer Choe, Associate
General Counsel

HERCULES CAPITAL FUNDING TRUST 2019-1

		Signature:	/s/ Jennifer Choe
Jennifer Choe, Associate General Counsel

EXHIBIT F-1

COMPLIANCE CERTIFICATE

Hercules Capital, Inc. (as “Agent”)

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

Reference is made to that certain Amended and Restated Loan and Security Agreement dated June 27, 2019 and the Loan Documents (as defined therein) entered into in connection with such Amended and Restated Loan and Security Agreement all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among Hercules Capital, Inc. (the “Agent”), the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Lender”) and Hercules Capital, Inc., as agent for the Lender (the “Agent”) and X4 Pharmaceuticals, Inc. (the “Company”) as Borrower. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of the Company, knowledgeable of all Company financial matters, and is authorized to provide certification of information regarding the Company; hereby certifies, in such capacity, that in accordance with the terms and conditions of the Loan Agreement, the Company is in compliance for the period ending            of all covenants, conditions and terms and hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties. Attached are the required documents supporting the above certification. The undersigned further certifies that these are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year end adjustments) and are consistent from one period to the next except as explained below.

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED

Interim Financial Statements	Monthly within 30 days

Interim Financial Statements	Quarterly within 45 days (for first 3 calendar quarters)

Audited Financial Statements	FYE within 90 days

Budget and forecast	At least annually within 60 days following FYE

7.12 DEPOSIT ACCOUNTS

(A)    Are all Cash balances held by Borrower held in accounts subject to an Account Control Agreement, other than Excluded Accounts?              Yes              No

(B)    Is the Cash held by the Excluded Subsidiary less than the sum of (i) 70% of the outstanding Indebtedness under the FFG Agreement and (ii) $5,000,000?              Yes              No

7.22 MINIMUM CASH

Required	6x RML	3x RML	Actual	Complies?
Prior to the Initial Test Date $0

Before Performance Milestone III is satisfied: Greater of $30,000,000 or 6 x RML	$		$	Yes No

After Performance Milestone III is satisfied: Greater of $20,000,000 or 3 x RML		$	$	Yes No

After FDA Approval of X4P-001 for treatment of WHIM Syndrome: $0

7.24 SECURITY CORPORATION INVESTMENT CONDITIONS

Required	100% of aggregate Term Loan Advances	100% of unrestricted Cash Reserves	Actual	Complies?
When Minimum Cash required under Section 7.22 is greater than $0: $0

When Minimum Cash required under Section 7.22 is :$0 Lesser of 110% of aggregate Term Loan Advances or 100% of unrestricted Cash Reserves	$		$	Yes No

The undersigned hereby also confirms the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Borrower or Borrower Subsidiary/Affiliate, as applicable.

Each new account that has been opened since delivery of the previous Compliance Certificate is designated below with a “*”.

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
BORROWER Name/Address:
1
2
3
4
5
6
7
BORROWER SUBSIDIARY / AFFILIATE COMPANY Name/Address
1
2
3
4
5
6
7

Very Truly Yours,

X4 PHARMACEUTICALS, INC.

By:

Name:

Its:

SCHEDULE 1.1-1

COMMITMENTS

LENDER	TRANCHE		TERM COMMITMENT
HERCULES CAPITAL FUNDING TRUST 2019-1	TRANCHE 1		$15,500,000
HERCULES CAPITAL FUNDING TRUST 2018-1	TRANCHE 1		$9,500,000
HERCULES CAPITAL, INC.	TRANCHE 2		$7,500,000
HERCULES CAPITAL, INC.	TRANCHE 3		$7,500,000
HERCULES CAPITAL, INC.	TRANCHE 4	*	$10,000,000	*
TOTAL COMMITMENTS			$50,000,000	*

*	Funding of Tranche 4 is subject to approval by Lender’s investment committee in its sole discretion.